SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED) : DECEMBER 15, 2003

                          COMMISSION FILE NO. 000-32747


                         OTISH MOUNTAIN DIAMOND COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             NEVADA                                     98-0218688
-----------------------------------         -----------------------------------
(STATE  OR  OTHER  JURISDICTION  OF         (IRS EMPLOYER  IDENTIFICATION  NO.)
INCORPORATION  OR  ORGANIZATION)



      ONE PENN PLAZA, SUITE 3600, 250 WEST 34TH STREET, NEW YORK, NY 10119
-------------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 849-6849
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)


                               FIRST CYPRESS, INC.
                     349 WEST GEORGIA STREET, SUITE NO. 3362
                         VANCOUVER, B.C., CANADA V6B 3Y3
                     --------------------------------------
                                 FORMER ADDRESS


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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

Effective December 15, 2003, the client-auditor relationship between Otish Mountain Diamond Company, formerly First Cypress, Inc. (the "Company") and Morgan & Company, Chartered Accountants ceased as the former accountant was dismissed which was approved by the Board of Directors. On that date, the Company engaged Pollard-Kelley Auditing Services, Inc. ("Kelley") as its principal independent public accountant. Morgan & Company had served as the Company's auditor since November 10, 2003, after succeeding BDO Dunwoody LLP ("Dunwoody"), who served as the Company's auditor from inception on September 14, 1999 to November 10, 2003. Morgan & Company reviewed the financial statements of the Company for the interim period ended September 30 2003, but did not audit any fiscal or interim period or issue a report with respect thereto.

Kelley is succeeding Dunwoody with respect to an audit of the Company's financial statements. Dunwoody audited the balance sheet of the Company as of December 31, 2001 and December 31, 2002 and the related statement of operations, statement of stockholders' equity, and the statement of cash flows from September 14, 1999 (Inception) to December 31, 2002. Dunwoody's report on the financial statements of the Company for the fiscal years ended December 31, 2001 and December 31, 2002 and any later interim period up to and including the date the relationship with Dunwoody ceased did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except for concerns about the Company's ability to continue as a going concern.

In connection with the audit of the Company's two most recent fiscal years ending December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Dunwoody ceased, there were no disagreements with Dunwoody on any matters of accounting principles or practices, financial statement disclosure of auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Dunwoody would have caused Dunwoody to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements. Since the Company's incorporation on September 14, 1999 through their date of termination, there were no reportable events as defined in Item 301(a)(1)(v) of Regulation S-K.

The Company previously authorized Dunwoody to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company previously requested that Dunwoody review the disclosure and Dunwoody was given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it did not agree with the statements made by the Company herein. Such letter was filed as an exhibit to the Report on Form 8-K filed on November 13, 2003.

The Company has authorized Morgan & Company to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Morgan & Company review the disclosure and Morgan & Company has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.

The Company has not previously consulted with Kelley regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Morgan & Company, the Company's previous independent accountant, as there were no such disagreements or an other reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) from the Company's incorporation on August 28, 2000 through December 31, 2002 and any later interim period, including the interim period up to and including the date the relationship with Morgan & Company ceased. Neither has the Company received any written or oral advice concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue. Kelley has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Kelley did not furnish a letter to the Commission.


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c)  Exhibits:

      16.1(1)   Letter from BDO Dunwoody LLP
      16.2* Letter from Morgan & Company, Chartered Accountants

*Filed Herein
(1) Filed as exhibit 16.1 to the Form 8-K filed on November 13, 2003.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


OTISH  MOUNTAIN  DIAMOND  COMPANY

December 18,  2003
/s/MAX  POZZONI
---------------
MAX  POZZONI
Chief Executive Officer


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Exhibit 16.2


December 18, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Otish Mountain Diamond Company dated December 18, 2003, relating to Morgan & Company, Chartered Accountants

/s/ Morgan & Company
--------------------
Morgan & Company, Chartered Accountants
Independent  Public  Accountants


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